                                                                                     FIRSTENERGY CORP.
                                                                   PRO FORMA BALANCE SHEETS AFTER TRANSFER OF GENERATION


                                                                                                            PRO FORMA
                                                                         March 31,        TRANSFER        BALANCE SHEET
                                                                           2005           OF FOSSIL       MARCH 31, 2005
                                                                       ------------       ---------       --------------

                                                                                           (In thousands)
                                            ASSETS
OTHER PROPERTY AND INVESTMENTS:
      Long-term notes receivable from associated companies             $     34,354       $       -       $       34,354
      Investments in subsidiaries                                        12,134,620                           12,134,620
      Other                                                                 114,539                              114,539
                                                                       ------------       ---------       --------------
                                                                         12,283,513               -           12,283,513
                                                                       ------------       ---------       --------------
CURRENT ASSETS:
      Cash and cash equivalents                                                 100                                  100
      Notes receivable from associated companies                            886,396                              886,396
      Receivables-
          Associated companies                                               29,168                               29,168
          Other                                                              17,453                               17,453
      Prepayments and other                                                  31,578                               31,578
                                                                       ------------       ---------       --------------
                                                                            964,695               -              964,695
                                                                       ------------       ---------       --------------
DEFERRED CHARGES:
      Accum. Deferred income taxes                                           60,564                               60,564
      Other                                                                  34,626                               34,626
                                                                       ------------       ---------       --------------
                                                                             95,190               -               95,190
                                                                       ------------       ---------       --------------
                                                                       $ 13,343,398       $       -       $   13,343,398
                                                                       ============       =========       ==============
                                CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
      Common stockholder's equity-
          Common stock                                                 $     32,984       $       -       $       32,984
          Other paid-in capital                                           7,058,484                            7,058,484
          Accumulated other comprehensive loss                             (313,646)                            (313,646
          Retained earnings                                               1,870,973                            1,870,973
          Unallocated ESOP common shares                                    (37,916)                             (37,916
                                                                       -------------      ---------       --------------
              Total common stockholder's equity                           8,610,879               -            8,610,879
      Long-term debt                                                      3,994,136                            3,994,136
                                                                       -------------      ---------       --------------
                                                                         12,605,015               -           12,605,015
                                                                       -------------      ---------       --------------
CURRENT LIABILITIES:
      Currently payable long-term debt                                      300,000                              300,000
      Short-term borrowings-
          Associated companies
          Other
      Accounts payable-
          Associated companies                                              129,425                              129,425
          Other
      Accrued taxes                                                           9,648                                9,648
      Accrued interest                                                      108,374                              108,374
      Other                                                                 140,174                              140,174
                                                                       ------------       ---------       --------------
                                                                            687,621               -              687,621
                                                                       ------------       ---------       --------------
NONCURRENT LIABILITIES:
      Accumulated deferred income taxes
      Accumulated deferred investment tax credits
      Asset retirement obligation
      Retirement benefits                                                    10,498                               10,498
      Other                                                                  40,264                               40,264
                                                                       ------------       ---------       --------------
                                                                             50,762               -               50,762
                                                                       ------------       ---------       --------------
COMMITMENTS AND CONTINGENCIES                                          ------------       ---------       --------------
                                                                       $ 13,343,398       $       -       $  13,343,398
                                                                       ============       =========       ==============

(TABLE BREAK)

                                                                                          PRO FORMA
                                                                        TRANSFER        BALANCE SHEET
                                                                       OF NUCLEAR      MARCH 31, 2005
                                                                       ----------      ---------------

                                                                                  (In thousands)
                                            ASSETS
OTHER PROPERTY AND INVESTMENTS:
      Long-term notes receivable from associated companies             $        -               34,354
      Investments in subsidiaries                                         711,000           12,845,620
      Other                                                                                    114,539
                                                                       ----------      ---------------
                                                                          711,000           12,994,513
                                                                       ----------      ---------------
CURRENT ASSETS:
      Cash and cash equivalents                                                                    100
      Notes receivable from associated companies                         (700,000)             186,396
      Receivables-
          Associated companies                                                                  29,168
          Other                                                                                 17,453
      Prepayments and other                                                                     31,578
                                                                       ----------      ---------------
                                                                         (700,000)             264,695
                                                                       ----------      ---------------
DEFERRED CHARGES:
      Accum. Deferred income taxes                                                              60,564
      Other                                                                                     34,626
                                                                       ----------      ---------------
                                                                                -               95,190
                                                                       ----------      ---------------
                                                                       $   11,000      $    13,354,398
                                                                       ==========      ===============
                                CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
      Common stockholder's equity-
          Common stock                                                 $        -      $        32,984
          Other paid-in capital                                                              7,058,484
          Accumulated other comprehensive loss                                                (313,646)
          Retained earnings                                                                  1,870,973
          Unallocated ESOP common shares                                                       (37,916)
                                                                       ----------      ---------------
              Total common stockholder's equity                                 -            8,610,879
      Long-term debt                                                                         3,994,136
                                                                       ----------      ---------------
                                                                                -           12,605,015
                                                                       ----------      ---------------
CURRENT LIABILITIES:
      Currently payable long-term debt                                                         300,000
      Short-term borrowings-
          Associated companies                                                                       -
          Other                                                            11,000               11,000
      Accounts payable-
          Associated companies                                                                 129,425
          Other                                                                                      -
      Accrued taxes                                                                              9,648
      Accrued interest                                                                         108,374
      Other                                                                                    140,174
                                                                       ----------      ---------------
                                                                           11,000              698,621
                                                                       ----------      ---------------
NONCURRENT LIABILITIES:
      Accumulated deferred income taxes                                                              -
      Accumulated deferred investment tax credits                                                    -
      Asset retirement obligation                                                                    -
      Retirement benefits                                                                       10,498
      Other                                                                                     40,264
                                                                       ----------      ---------------
                                                                                -               50,762
                                                                       ----------      ---------------
COMMITMENTS AND CONTINGENCIES                                          ----------      ---------------
                                                                       $   11,000      $    13,354,398
                                                                       ==========      ===============


                            FirstEnergy (Standalone)
                                    Nuclear
                                    03-31-05

                                          Debit          Credit
                                        ------------------------
Investment in Subsidiaries              711,000

Notes  Rec. Assoc Co.                                    700,000

A/P - Assoc. Co.                                          11,000

                                        ------------------------
                                        711,000          711,000
                                        ========================
